As filed with the Securities and Exchange Commission on October 5, 2004
Registration Statement No. 333-116892

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 3

to
Form S-1
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Milacron Inc.

(Exact name of registrant as specified in its charter)

Delaware	3559	No. 31-1062125
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

2090 Florence Avenue

Cincinnati, Ohio 45206
(513) 487-5000
(Address, including ZIP Code, and telephone number, including area code, of registrant’s principal executive offices)

Hugh C. O’Donnell, Esq.

Senior Vice President, General Counsel and Secretary
Milacron Inc.
2090 Florence Avenue
Cincinnati, Ohio 45206
(513) 487-5000
(Name, address, including ZIP Code, and telephone number, including area code, of agent for service)

Copy to:

Mark I. Greene, Esq.

Cravath, Swaine & Moore LLP
825 Eighth Avenue
New York, New York 10019
(212) 474-1000

     Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to rule 415 under the Securities Act of 1933 check the following box:    ☐

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:    ☐

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:    ☐

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:    ☐

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum	Amount of
Title of Each Class of	Amount to	Offering Price	Aggregate	Registration
Securities to be Registered	be Registered	Per Unit(1)	Offering Price(2)	Fee

Subscription rights	16,300,000	—	N/A	(3)

Shares of common stock issuable upon exercise of subscription rights	16,300,000	$2.00	$32,600,000	$4,130.42(5)

Preferred stock purchase rights	16,300,000	—	N/A	(4)

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o).

(2)	The maximum aggregate offering price is based on the $2.00 offering price per share, which is not based on the market price of the common stock.

(3)	Pursuant to Rule 457(g), no separate registration fee is required for the subscription rights, since they are being registered in the same registration statement as the common stock underlying the subscription rights.

(4)	The preferred stock purchase rights initially will trade together with the common stock. The value attributable to the preferred stock purchase rights, if any, is reflected in the offering price of the common stock.

(5)	Previously paid.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

      Milacron Inc. has prepared this Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-116892) for the purpose of filing exhibits to the Registration Statement. Amendment No. 3 does not modify any provision of the Prospectus constituting Part I of the Registration Statement or Items 13, 14, 15, 16(b) or 17 of Part II of the Registration Statement. Accordingly, such provisions of the Prospectus and such Items of Part II of the Registration Statement have not been included herein.

Item 16.	Exhibits and Financial Statement Schedules.

Item 16(a) — Exhibits

Exhibit
Number	Exhibit Description

3.1	Restated Certificate of Incorporation of Milacron Inc. — Incorporated by reference to the company’s Form S-8 filed on June 11, 2004
3.2	Certificate of Designation of 6.0% Series B Convertible Preferred Stock of Milacron Inc. — Incorporated by reference to the company’s Form S-8 filed on June 11, 2004
3.3	Amended and Restated Bylaws of Milacron Inc. — Incorporated by reference to the company’s Form S-8 filed on June 11, 2004
4.1	Form of Specimen Stock Certificate**
4.2	Form of Specimen Subscription Certificate**
4.3	Indenture dated as of May 26, 2004, between Milacron Escrow Corporation, to be merged with and into Milacron Inc., and U.S. Bank National Association, as trustee, relating to the 11 1/2% Senior Secured Notes due 2011
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
4.4	Supplemental Indenture dated as of June 10, 2004, among Milacron Inc., the Guaranteeing Subsidiaries named therein and U.S. Bank National Association, as trustee, relating to the 11 1/2% Senior Secured Notes due 2011
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
4.5	Form of 11 1/2% Senior Secured Notes due 2011 (included in Exhibit 4.3) — Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
4.6	Registration Rights Agreement dated as of May 26, 2004, between Milacron Escrow Corporation and Credit Suisse First Boston LLC, as representative of the several purchasers listed therein, relating to the 11 1/2% Senior Secured Notes due 2011
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
4.7	Joinder to the Registration Rights Agreement dated June 10, 2004 by Milacron Inc. and the Guarantors listed therein — Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
4.8	Security Agreement dated June 10, 2004, made by each of the Grantors listed therein in favor of U.S. Bank National Association
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
4.9	Security Agreement (Canada) dated June 10, 2004, made by each of the Grantors listed therein in favor of U.S. Bank National Association
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
4.10	Pledge Agreement dated June 10, 2004, made by each of the Pledgors listed therein in favor of U.S. Bank National Association
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004

Exhibit
Number	Exhibit Description

4.11	Intercreditor Agreement dated as of June 10, 2004, by and between JPMorgan Chase Bank and U.S. Bank National Association, acknowledged by Milacron Inc. and the subsidiaries of Milacron Inc. listed therein
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
4.12	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made by D-M-E Company in favor of U.S. Bank National Association (1975 N. 17th Avenue, Melrose Park, Illinois 60160), dated as of June 10, 2004
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
4.13	Mortgage made by D-M-E U.S.A. Inc. in favor of U.S. Bank National Association (6328 Ferry Avenue, Charlevoix, Michigan 49720), dated as of June 10, 2004
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
4.14	Mortgage made by D-M-E U.S.A. Inc. in favor of U.S. Bank National Association (29215 Stephenson Highway, Madison Heights, Michigan 48071), dated as of June 10, 2004
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
4.15	Mortgage made by Oak International, Inc. in favor of U.S. Bank National Association (1160 White Street, Sturgis, Michigan 49091), dated as of June 10, 2004
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
4.16	Mortgage made by Milacron Industrial Products, Inc. in favor of U.S. Bank National Association (31003 Industrial Road, Livonia, Michigan 48150), dated as of June 10, 2004
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
4.17	Mortgage made by D-M-E U.S.A. Inc. in favor of U.S. Bank National Association (29111 Stephenson Highway, Madison Heights, Michigan 48071), dated as of June 10, 2004
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
4.18	Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made by D-M-E Company in favor of U.S. Bank National Association (558 Leo Street, Dayton, Ohio 45404), dated as of June 10, 2004
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
4.19	Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made by Milacron Inc. in favor of U.S. Bank National Association (418 West Main Street, Mount Orab, Ohio 45154), dated as of June 10, 2004
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
4.20	Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made by Milacron Inc. in favor of U.S. Bank National Association (3000 Disney Street, Cincinnati, Ohio 45209), dated as of June 10, 2004
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
4.21	Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made by Milacron Inc. in favor of U.S. Bank National Association (3010 Disney Street, Cincinnati, Ohio 45209), dated as of June 10, 2004
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
4.22	Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made by D-M-E Company in favor of U.S. Bank National Association (977 Loop Road, Lewistown, Pennsylvania), dated as of June 10, 2004
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004

Exhibit
Number	Exhibit Description

4.23	Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made by D-M-E Company in favor of U.S. Bank National Association (70 East Hillis Street, Youngwood, Pennsylvania 15697), dated as of June 10, 2004
— Incorporated by reference to the company’s Form S-4 filed on June 25, 2004
5	Opinion of Cravath, Swaine & Moore LLP**
8	Opinion of Cravath, Swaine & Moore LLP as to tax matters*
10.1	Milacron Supplemental Pension Plan, as amended — Incorporated by reference to the company’s Form 10-K for the fiscal year ended December 31, 1999
10.2	Milacron Supplemental Retirement Plan, as amended — Incorporated by reference to the company’s Form 10-K for the fiscal year ended December 31, 1999
10.3	Milacron Inc. Plan for the Deferral of Director’s Compensation, as amended — Incorporated by reference to the company’s Form 10-K for the fiscal year ended December 31, 1998
10.4	Milacron Inc. Retirement Plan for Non-Employee Directors, as amended — Incorporated by reference to the company’s Form 10-K for the fiscal year ended December 31, 1998
10.5	Milacron Supplemental Executive Retirement Plan, as amended — Incorporated by reference to the company’s Form 10-K for the fiscal year ended December 31, 2002
10.6	Milacron Compensation Deferral Plan, as amended — Incorporated by reference to the company’s Form 10-K for the fiscal year ended December 31, 1999
10.7	Rights Agreement dated as of February 5, 1999, between Milacron Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent
— Incorporated by reference to the company’s Registration Statement on Form 8-A (File No. 001-08485)
10.8	Purchase and Sale Agreement between UNOVA, Inc., UNOVA Industrial Automation Systems, Inc., UNOVA U.K. Limited and Cincinnati Milacron Inc. dated August 20, 1998
— Incorporated by reference to the company’s Form 8-K dated October 2, 1998
10.9	Purchase and Sale Agreement between Johnson Controls, Inc., Hoover Universal, Inc. and Cincinnati Milacron Inc. dated August 3, 1998
— Incorporated by reference to the company’s Form 8-K dated September 30, 1998
10.10	Milacron Supplemental Executive Pension Plan — Incorporated by reference to the company’s Form 10-K for the fiscal year ended December 31, 1999
10.11	Milacron Compensation Deferral Plan Trust Agreement by and between Milacron Inc. and Reliance Trust Company
— Incorporated by reference to the company’s Form 10-K for the fiscal year ended December 31, 1999

Exhibit
Number	Exhibit Description

10.12	Milacron Supplemental Retirement Plan Trust Agreement by and between Milacron Inc. and Reliance Trust Company
— Incorporated by reference to the company’s Form 10-K for the fiscal year ended December 31, 1999
10.13	Stock Purchase Agreement, dated as of May 3, 2002 among Milacron Inc., Milacron B.V., and Kennametal Inc. — Incorporated by reference to the company’s Form 8-K dated May 3, 2002
10.14	Stock Purchase Agreement, dated as of June 17, 2002 between Milacron Inc., and Sandvik BV — Incorporated by reference to the company’s Form 8-K dated June 17, 2002
10.15	Tier I Executive Severance Agreement with R. D. Brown — Incorporated by reference to the company’s Form 10-Q for the quarter ended September 30, 2003
10.16	Tier II Executive Severance Agreement with R. P. Lienesch and H. C. O’Donnell — Incorporated by reference to the company’s Form 10-Q for the quarter ended September 30, 2003
10.17	Temporary Enhanced Severance Plan applicable to R. D. Brown, R. P. Lienesch and H. C. O’Donnell — Incorporated by reference to the company’s Form 10-Q for the quarter ended September 30, 2003
10.18	Award Letter re. Temporary Enhanced Severance Plan to R.D. Brown — Incorporated by reference to the company’s Form 10-Q for the quarter ended September 30, 2003
10.19	Award Letter re. Temporary Enhanced Severance Plan to R. P. Lienesch — Incorporated by reference to the company’s Form 10-Q for the quarter ended September 30, 2003
10.20	Award Letter re. Temporary Enhanced Severance Plan to H.C. O’Donnell — Incorporated by reference to the company’s Form 10-Q for the quarter ended September 30, 2003
10.21	Amended and restated Financing Agreement dated as of March 31, 2004 among Milacron Inc. and certain subsidiaries as Borrowers, certain subsidiaries as Guarantors, the Lenders from time to time party thereto, and Credit Suisse First Boston, Cayman Islands Branch, as Administrative and Collateral Agent
— Incorporated by reference to the company’s Form 8-K dated March 31, 2004
10.22	Note Purchase Agreement dated as of March 12, 2004 among Milacron Inc., Glencore Finance AG and Mizuho International plc
— Incorporated by reference to the company’s Form 10-K for the fiscal year ended December 31, 2003
10.23	Registration Rights Agreement dated as of March 12, 2004 among Milacron Inc., Glencore Finance AG and Mizuho International plc
— Incorporated by reference to the company’s Form 10-K for the fiscal year ended December 31, 2003
10.24	Amendment No. 1 to Rights Agreement dated as of March 11, 2004 among Milacron Inc. and Mellon Investor Services LLC
— Incorporated by reference to the company’s Form 10-K for the fiscal year ended December 31, 2003
10.25	Cincinnati Milacron Inc. 1994 Long-Term Incentive Plan, as amended February 10, 2004 — Incorporated by reference to the company’s Form 10-K for the fiscal year ended December 31, 2003

Exhibit
Number	Exhibit Description

10.26	Milacron Inc. 1997 Long-Term Incentive Plan, as amended February 10, 2004 — Incorporated by reference to the company’s Form 10-K for the fiscal year ended December 31, 2003
10.27	Milacron Inc. 2002 Short-Term Incentive Plan, as amended February 10, 2004 — Incorporated by reference to the company’s Form 10-K for the fiscal year ended December 31, 2003
10.28	Milacron Retirement Plan for Non-Employee Directors, as amended February 10, 2004 — Incorporated by reference to the company’s Form 10-K for the fiscal year ended December 31, 2003
10.29	Milacron Compensation Deferral Plan, as amended February 26, 2004 — Incorporated by reference to the company’s Form 10-K for the fiscal year ended December 31, 2003
10.30	Amendment to Tier 1 Executive Severance Agreement with R. D. Brown and Tier II Executive Severance Agreements with R. P. Lienesch and H. C. O’Donnell dated as of February 10, 2004
— Incorporated by reference to the company’s Form 10-K for the fiscal year ended December 31, 2003
10.31	Contingent Warrant Agreement dated March 12, 2004 by and among Milacron Inc., Glencore Finance AG and Mizuho International plc**
10.32	Letter Amendment to Note Purchase Agreement dated April 5, 2004 among Milacron Inc., Glencore Finance AG and Mizuho International plc**
10.33	Letter Amendment to Note Purchase Agreement dated June 7, 2004 among Milacron Inc., Glencore Finance AG and Mizuho International plc**
10.34	Amendment No. 2 to Rights Agreement dated as of June 9, 2004 among Milacron Inc. and Mellon Investor Services LLC**
10.35	Milacron Inc. 2004 Long-Term Incentive Plan**
10.36	Financing Agreement dated as of June 10, 2004 by and among Milacron Inc. and certain subsidiaries as Borrowers, certain subsidiaries as Guarantors, the Lenders from time to time party thereto, JPMorgan Chase Bank as Administrative and Collateral Agent, Wells Fargo Foothill, LLC as Documentation Agent and J.P. Morgan Business Credit Corp., as Sole Lead Arranger and Book Manager**
12	Statements Regarding Computation of Ratios**
21	Subsidiaries of the Registrant**
23.1	Consent of Ernst & Young LLP*
23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5)**
23.3	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8)*
24	Powers of Attorney are included in the signature pages of this registration statement**
99.1	Form of Instructions as to use of Milacron Inc. Subscription Certificates**
99.2	Form of Letter to Shareholders who are Record Holders**
99.3	Form of Letter to Shareholders who are Beneficial Holders**
99.4	Form of Letter to Clients of Shareholders who are Beneficial Holders**
99.5	Form of Beneficial Owner Election Form**
99.6	Form of Nominee Holder Certification**
99.7	Form of 401(k) Plan Participant Election Form**

Exhibit
Number	Exhibit Description

99.8	Form of Letter to Participants in the Milacron Inc. Retirement Savings Plan**
99.9	Form of Subscription Agent Agreement between Milacron Inc. and Mellon Bank, N.A.**
99.10	Form of Letter to Shareholders outside the U.S. and Canada who are Record Holders**
99.11	Form of Letter to Shareholders from Ronald D. Brown**

Milacron Inc. hereby agrees to furnish to the Securities and Exchange Commission, upon its request, the instruments with respect to long-term debt for securities authorized thereunder which do not exceed 10% of the registrant’s total consolidated assets

*	Filed together with this Amendment No. 3 to the Registration Statement on Form S-1.

**	Previously filed.

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on October 5, 2004.

MILACRON INC.

By:	/s/ RONALD D. BROWN

Name: Ronald D. Brown
Title: Chairman, President and Chief Executive Officer

POWER OF ATTORNEY

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Ronald D. Brown	Chairman, President and Chief Executive Officer and Director (Principal Executive Officer)	October 5, 2004

* Robert P. Lienesch	Senior Vice President — Finance, Controller and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 5, 2004

* Darryl F. Allen	Director	October 5, 2004

* David L. Burner	Director	October 5, 2004

* Barbara Hackman Franklin	Director	October 5, 2004

* Steven N. Isaacs	Director	October 5, 2004

* Mark L. Segal	Director	October 5, 2004

* Joseph A. Steger	Director	October 5, 2004

Signature		Title	Date

* Duane K. Stullich		Director	October 5, 2004

* Charles F.C. Turner		Director	October 5, 2004

* Larry D. Yost		Director	October 5, 2004

*By:	/s/ WALTER S. WOOD Walter S. Wood Attorney-in-Fact